Exhibit (e)(ii)
APPENDIX A
To Master Distribution Agreement dated January 13, 2010
(Effective as of December 1, 2011)

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
CASH ACCOUNT TRUST		January 13, 2010	September 30, 2010

Government & Agency Securities Portfolio
Share Classes: Capital Assets Funds Shares, Davidson Cash Equivalent Plus Shares, Davidson Cash Equivalent Shares, DWS Government & Agency Money Fund, DWS Government Cash Institutional Shares, Government Cash Managed Shares, and Service Shares

		January 13, 2010	September 30, 2010

Money Market Portfolio
Share Classes: Capital Assets Funds Preferred Shares, Capital Assets Funds Shares, Davidson Cash Equivalent Plus Shares, Davidson Cash Equivalent Shares, Premium Reserve Money Market Shares, and Service Shares

		January 13, 2010	September 30, 2010

Tax-Exempt Portfolio
Share Classes: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, DWS Tax-Exempt Cash Institutional Shares, DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S, Service Shares, Tax-Exempt Cash Managed Shares, and Tax-Free Investment Class

		January 13, 2010	September 30, 2010
CASH RESERVE FUND, INC.		January 13, 2010	September 30, 2010
	Prime Series Share Classes: Managed Shares, Prime Institutional Shares, and Prime Shares	January 13, 2010	September 30, 2010

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
DWS GLOBAL/ INTERNATIONAL FUND, INC.		January 13, 2010	September 30, 2010
	DWS Enhanced Emerging Markets Fixed Income Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Enhanced Global Bond Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS Global Small Cap Growth Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Global Thematic Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS RREEF Global Infrastructure Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DWS INCOME TRUST		January 13, 2010	September 30, 2010
	DWS Core Fixed Income Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Global Inflation Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS GNMA Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS High Income Fund Share Classes: Class A, Class B, Class C, and Institutional Class	February 1, 2011	September 30, 2011
	DWS High Income Plus Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	DWS Short Duration Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Strategic Government Securities Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Ultra-Short Duration Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Unconstrained Income Fund Share Classes: Class A, Class B, Class C, and Class S	February 1, 2011	September 30, 2011
DWS INSTITUTIONAL FUNDS		January 13, 2010	September 30, 2010
	DWS EAFE Equity Index Fund Share Class: Institutional Class	January 13, 2010	September 30, 2010
	DWS Equity 500 Index Fund Share Classes: Class S and Institutional Class	January 13, 2010	September 30, 2010
	DWS S&P 500 Index Fund Share Classes: Class A, Class B, Class C, and Class S	April 29, 2011	September 30, 2011
	DWS U.S. Bond Index Fund Share Classes: Class A, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DWS INTERNATIONAL FUND, INC.		January 13, 2010	September 30, 2010
	DWS Diversified International Equity Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Dreman International Value Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	DWS Emerging Markets Equity Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS International Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Latin America Equity Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS World Dividend Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DWS INVESTMENT TRUST		January 13, 2010	September 30, 2010
	DWS Blue Chip Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Capital Growth Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Growth & Income Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Large Cap Focus Growth Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Mid Cap Growth Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Small Cap Core Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS Small Cap Growth Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
DWS INVESTMENTS VIT FUNDS		January 13, 2010	September 30, 2010
	DWS Equity 500 Index VIP Share Classes: Class A, Class B, and Class B2	January 13, 2010	September 30, 2010
	DWS Small Cap Index VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
DWS MARKET TRUST		January 13, 2010	September 30, 2010
	DWS Alternative Asset Allocation Fund Share Classes: Class A, Class C, Class R, Class S, and Institutional Class	April 29, 2011	September 30, 2011
	DWS Balanced Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Disciplined Market Neutral Fund Share Classes: Class A, Class C, Class S, and Institutional Class	December 1, 2011	September 30, 2012
	DWS Lifecycle Long Range Fund Share Classes: Class S and Institutional Class	April 29, 2011	September 30, 2011
	DWS Select Alternative Allocation Fund Share Classes: Class A, Class C, Class S, and Institutional Class	December 1, 2011	September 30, 2012
DWS MONEY FUNDS		January 13, 2010	September 30, 2010

DWS Money Market Prime Series
Share Classes: DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C, DWS Cash Investment Trust Class S, and DWS Money Market Fund
		January 13, 2010	September 30, 2010
DWS MONEY MARKET TRUST		January 13, 2010	September 30, 2010
	Cash Management Fund Share Classes: Institutional Shares	April 29, 2011	September 30, 2011
	Cash Reserves Fund Institutional	April 29, 2011	September 30, 2011

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	Daily Assets Fund Institutional	November 1, 2011	September 30, 2012
	DWS Money Market Series Share Class: Institutional Class	January 13, 2010	September 30, 2010
	NY Tax Free Money Fund Share Classes: Investment Class and Tax-Exempt New York Money Market Fund Class	April 29, 2011	September 30, 2011
	Tax Free Money Fund Investment Share Classes: Premier Shares	April 29, 2011	September 30, 2011
DWS MUNICIPAL TRUST		January 13, 2010	September 30, 2010
	DWS Managed Municipal Bond Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Short-Term Municipal Bond Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Strategic High Yield Tax-Free Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DWS PORTFOLIO TRUST		January 13, 2010	September 30, 2010
	DWS Core Plus Income Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Floating Rate Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
DWS SECURITIES TRUST		January 13, 2010	September 30, 2010
	DWS Clean Technology Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Communications Fund Share Classes: Class A, Class B, Class C, and Institutional Class	April 29, 2011	September 30, 2011
	DWS Enhanced Commodity Strategy Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	April 29, 2011	September 30, 2011
	DWS Gold & Precious Metals Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	March 1, 2011	September 30, 2011
	DWS Health Care Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS RREEF Global Real Estate Securities Fund Share Classes: Class A, Class C, Class M, Class S, and Institutional Class	April 29, 2011	September 30, 2011
	DWS RREEF Real Estate Securities Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	April 29, 2011	September 30, 2011
	DWS Technology Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	March 1, 2011	September 30, 2011
DWS STATE TAX-FREE INCOME SERIES		January 13, 2010	September 30, 2010
	DWS California Tax-Free Income Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS Massachusetts Tax-Free Fund Share Classes: Class A, Class B, Class C, and Class S	August 1, 2011	September 30, 2011

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	DWS New York Tax-Free Income Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
DWS TARGET DATE SERIES		January 13, 2010	September 30, 2010
	DWS LifeCompass 2015 Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS LifeCompass 2020 Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS LifeCompass 2030 Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS LifeCompass 2040 Fund Share Classes: Class A, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS LifeCompass Retirement Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
DWS TARGET FUND		January 13, 2010	September 30, 2010
	DWS Target 2012 Fund	January 13, 2010	September 30, 2010
	DWS Target 2013 Fund	January 13, 2010	September 30, 2010
	DWS Target 2014 Fund	January 13, 2010	September 30, 2010
DWS TAX FREE TRUST		January 13, 2010	September 30, 2010
	DWS Intermediate Tax/AMT Free Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
DWS VALUE EQUITY TRUST		January 13, 2010	September 30, 2010
	DWS S&P 500 Plus Fund Share Classes: Class A, Class B, Class C, Class R, and Class S	January 13, 2010	September 30, 2010
DWS VALUE SERIES, INC.		January 13, 2010	September 30, 2010
	DWS Dreman Mid Cap Value Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Dreman Small Cap Value Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Large Cap Value Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Strategic Value Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DWS VARIABLE SERIES I		January 13, 2010	September 30, 2010
	DWS Bond VIP Share Class: Class A	January 13, 2010	September 30, 2010
	DWS Capital Growth VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS Global Small Cap Growth VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS Growth & Income VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS International VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
DWS VARIABLE SERIES II		January 13, 2010	September 30, 2010
	DWS Alternative Asset Allocation Plus VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	DWS Balanced VIP Share Class: Class A	January 13, 2010	September 30, 2010
	DWS Blue Chip VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS Core Fixed Income VIP Share Classes: Class A	January 13, 2010	September 30, 2010
	DWS Diversified International Equity VIP Share Class: Class A	January 13, 2010	September 30, 2010
	DWS Dreman Small Mid Cap Value VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS Global Thematic VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS Government & Agency Securities VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS High Income VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS Large Cap Value VIP Share Class: Class A and Class B	January 13, 2010	September 30, 2010
	DWS Money Market VIP Share Class: Class A	January 13, 2010	September 30, 2010
	DWS Small Mid Cap Growth VIP Share Class: Class A	January 13, 2010	September 30, 2010
	DWS Unconstrained Income VIP Share Class: Class A	January 13, 2010	September 30, 2010
INVESTORS CASH TRUST		January 13, 2010	September 30, 2010
	DWS Variable NAV Money Fund	January 13, 2010	September 30, 2010

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	Treasury Portfolio Share Classes: DWS U.S. Treasury Money Fund Class S, Institutional Shares, Investment Class Shares, and Premier Money Market Shares	January 13, 2010	September 30, 2010
TAX-EXEMPT CALIFORNIA MONEY MARKET FUND	Share Classes: Institutional Shares and Premier Shares	January 13, 2010	September 30, 2010

On behalf of the above-listed entities in Appendix A

By:         /s/John Millette
Name:  John Millette
Title:    Vice President & Secretary

DWS INVESTMENTS DISTRIBUTORS, INC.

By:          /s/Alban Miranda
Name:  Alban Miranda
Title:    Director and Chief Operating Officer

By:          /s/Caroline Pearson
Name:  Caroline Pearson
Title:    Secretary